UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2012

World Energy Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34289	04-3474959
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

100 Front Street Worcester, Massachusetts		01608
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (508) 459-8100

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The purpose of this report is to amend World Energy Solutions, Inc.’s (the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission on October 4, 2012 (the “Initial Report”) which reported the Company’s acquisition of substantially all assets and certain obligations of Northeast Energy Partners, LLC (“NEP”) pursuant to an Asset Purchase Agreement. This report amends the Initial Report so as to provide the additional information under Items 9.01(a) and 9.01(b) of Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

Consolidated balance sheets of NEP as of December 31, 2011 and 2010 (audited) and as of September 30, 2012 (unaudited) and the related consolidated statements of income, Members’ equity (deficit) and cash flows for the years ended December 31, 2011 and 2010 (audited) and statements of consolidated income and cash flows for the nine months ended September 30, 2012 and 2011 (unaudited), with the report of the independent registered public accounting firm thereon, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b) PRO FORMA FINANCIAL INFORMATION

Unaudited pro forma combined condensed consolidated balance sheet giving effect to the acquisition of NEP as if the transaction had occurred on September 30, 2012 and unaudited pro forma combined condensed consolidated statements of income of the Company for the nine months ended September 30, 2012 and for the year ended December 31, 2011, all giving pro forma effect to the Company’s acquisition of NEP as if the transaction had occurred on January 1, 2011, are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(d) EXHIBITS

10.1	Asset Purchase Agreement dated October 3, 2012 by and among the Company, NEP, and its Members. *

23.1	Consent of Marcum LLP.

99.1	Press Release issued by the Company dated October 4, 2012. *

99.2	Consolidated balance sheets of NEP as of December 31, 2011 and 2010 (audited) and as of September 30, 2012 (unaudited) and the related consolidated statements of income, Members’ equity (deficit) and cash flows for the years ended December 31, 2011 and 2010 (audited) and for the nine months ended September 30, 2012 (unaudited), and consolidated statements of income and cash flows for the nine months ended September 30, 2011 (unaudited), with the report of the independent registered public accounting firm thereon.

99.3	Unaudited pro forma combined condensed consolidated balance sheet of the Company and NEP as of September 30, 2012 giving effect to the acquisition of NEP as if the transaction had occurred on September 30, 2012 and unaudited pro forma combined condensed consolidated statements of income of the Company for the nine months ended September 30, 2012 and for the year ended December 31, 2011, all giving pro forma effect to the Company’s acquisition of NEP as if the transaction had occurred on January 1, 2011.

*	Previously filed with the Company’s Form 8-K on October 4, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

World Energy Solutions, Inc.

Dated: December 17, 2012	By:	/s/ James Parslow
James Parslow
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of Marcum LLP.

99.2	Consolidated balance sheets of NEP as of December 31, 2011 and 2010 (audited) and as of September 30, 2012 (unaudited) and the related consolidated statements of income, Members’ equity (deficit) and cash flows for the years ended December 31, 2011 and 2010 (audited) and for the nine months ended September 30, 2012, and consolidated statements of income and cash flows for the nine months ended September 30, 2011 (unaudited), with the report of the independent registered public accounting firm thereon.

99.3	Unaudited pro forma combined condensed consolidated balance sheet of the Company and NEP as of September 30, 2012 giving effect to the acquisition of NEP as if the transaction had occurred on September 30, 2012 and unaudited pro forma combined condensed consolidated statements of income of the Company for the nine months ended September 30, 2012 and for the year ended December 31, 2011, all giving pro forma effect to the Company’s acquisition of NEP as if the transaction had occurred on January 1, 2011.

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